MIE-SUP-1

Summary and Statutory Prospectus Supplement dated January 25, 2017

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Macro International Equity Fund

On January 24, 2017, the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) (the “Board”) approved a Plan of Liquidation and Dissolution (the “Plan”), which authorizes the termination, liquidation and dissolution of Invesco Macro International Equity Fund (the “Fund”). The Board has determined that it would be in the best interests of the shareholders of the Fund to liquidate and terminate the Fund. In order to effect such liquidation, the Fund will close to all investments, including additional investments by existing shareholders and new accounts, at the open of business on February 7, 2017. The Plan is not subject to the approval of shareholders of the Fund.

To prepare for the closing and liquidation of the Fund, the Fund’s portfolio managers will likely increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective. Any income will be paid on February 23, 2017, and capital gains distributions are not expected. The Fund will be liquidated on or about February 27, 2017 (the “Liquidation Date”). On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to each remaining shareholder equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved. The liquidation may be a taxable event to shareholders. Shareholders of the Fund may redeem their shares at any time prior to the Liquidation Date.

MIE-SUP-1